Bain Capital Investment Thesis March 2021 Exhibit 99.2

Forward-looking Statements This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to II-VI’s performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the outcome of any discussions between the Company and Coherent with respect to a possible transaction, including the possibility that the parties will not enter into a definitive agreement for a transaction and that the proposed investment by Bain will not be consummated; (iii) the conditions to the completion of any transaction with Coherent and with Bain, including the receipt of any required stockholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the Company’s ability to finance the proposed transaction with Coherent, the substantial indebtedness the Company expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the possible transaction; (viii) the risk that disruption from a transaction materially and adversely affects the respective businesses and operations of the Company and Coherent, (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction, (x) the ability of the Company to retain and hire key employees; (xi) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (xii) the purchasing patterns of customers and end-users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

No Offer or Solicitation This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information and Where to Find It This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that II-VI has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, II-VI (and, if a negotiated transaction is agreed to, Coherent) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of II-VI and/or Coherent, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by II-VI through the web site maintained by the SEC at www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/. Participants in the Solicitation This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, II-VI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about II-VI’s executive officers and directors in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available.

Bain Capital Investment Thesis (1) Reflects proforma combined LTM EBITDA and includes $250 million of cost synergies Pillars of Bain Capital’s Investment Thesis Bain Capital will invest up to $2B in preferred equity to support the II-VI/COHR merger - Average conversion price is a 30% premium to current stock price Supports post-closing balance sheet at 3.8x EBITDA leverage multiple(1) II-VI has a tremendous track record and management team Strong operational and M&A history Consistently disciplined, strategic approach We believe the photonics industry will be a double-digit growth business in the near term II-VI is exposed to megatrends like data growth, 5G, electric vehicles, aerospace and defense, and life sciences II-VI and Coherent are well-positioned in their key segments Industry-leading R&D with leading positions and clear strengths in key technologies The two firms together would be a clear technology leader in the photonics value chain The combined companies are committed to significant R&D, which enable II-VI and Coherent to compete effectively in next generation technologies We are confident in the $250M synergy plan Comparable to Finisar experience II-VI + Coherent will be a highly diversified photonics firm with high growth potential More diverse end markets ð less margin volatility Combined company most closely resembles industrial tech leaders who trade at substantially higher multiples

II-VI

Proven Management Team

Strong record of organic growth and successful acquisitions

II-VI Historic/Estimated Revenue (Not PF)



4,000
3,000
2,000
1,000
0
Revenue ($M)
Annualized TSR under current CEO
From: Sept 2016
To: Feb 2021
II-VI 38.1%
S&P 13.7%
delta 24.4%
Chuck Mattera becomes CEO
Finisar closes
345
503
516
551
683
742
827
972
1,159
1,362
2,380
3,083
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21E

	FY10	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	FY20	FY21E
Rev YoY		46%	3%	7%	24%	9%	11%	18%	19%	18%	75%	30%

II-VI Management Team



Chuck Mattera – CEO
- CEO since 2016
- Joined in 2005, Prev COO and EVP
- Engineering background (Bell Labs)
- PhD in Chemistry from Brown



Mary Jane Raymond – CFO
- Since 2014
- Previously CFO Hudson Global, VP Merger and Integration at Lucent



Giovanni Barbarossa - Chief of Strategy
- Joined in 2012, Prev CTO, head of Laser Sol
- Prior Avanex and Lucent
- PhD Photonics from U of Glasgow



Sunny Sun – President of Photonics
- Pres of Photonic Solutions since 2016, previously GM of Optical Comm.
- Previously CEO of Koncent, and Photop



Bob Bashaw – President
- President since 2019, VP strategy in 2018
- Previously Corporate Lawyer; involved in all major II-VI transaction over last 25 years



Chris Koppen – CTO
- Joined in 2011 via acq, drives tech roadmap
- Previously Meriton, Lucent
- PhD in Physics from UPenn

BainCapital

Source (Revenue): 2021E is the average of CapitalIQ analyst estimates as of March 15, 2021
Source (TSR): Annualized TSR for II-VI reflects 10-Day VWAP as of February 11, 2021 vs September 1, 2016 and annualized S&P TSR reflects 10-day average as of February 11, 2021 vs September 1, 2016.

5

Growing Market Foresee continued, strong market growth driven by exposure to multiple megatrends Source: Bain Capital Analysis Industry Growth Rapidly Penetrating Sectors Communications Healthcare and Life Sciences Manufacturing Aerospace and Defense Consumer Electronics Fiber optic communication and data transmission for telecom and datacenters Sensors for 3D Sensing, AR/VR, smart home devices PCB Fabrication IR Sensing, ISR, Directed energy lasers Photolithography for PCBs Automotive and Energy EV power conversion, photovoltaics, LiDAR for AVs Lasik, laser surgery, medical imaging, diagnostics, DNA sequencing, biophotonics Laser cutting, welding, surface treatments, 3D printing for various end markets ~10% CAGR

Well-Positioned in Core Industries

Growth supported by commercial and technology strength in key business lines

Key exposures	Secular Growth Drivers	Position
Communications (Datacom, Telecom)	Increasing data needs, mobile traffic growth	#1 or #2 in several product lines
Industrial Lasers and Components	Precision manufacturing, Industrial MFG capex	#1 in components
★ Material Processing	Materials capex	Strong product line in a competitive space
★ Micro-electronics	OLED penetration (and capex)	Clear leadership in excimer laser annealing systems
Indium Phosphide and Optoelectronics	3D sensing (facial recognition, LiDAR)	Very strong technology and growth
Aerospace and Defense	Hypersonics, Directed Energy, Contested Space	Rapid growth and technology leadership
★ Medical / Life Sciences	Laser surgery, Diagnostics, DNA sequencing	Leadership presence in several key applications
Silicon Carbide	5G, electric vehicles	Technology, scale and cost leadership

★ *= Coherent area of focus*

BainCapital

7

Leading Platform

II-VI

Global Footprint

Facility Sq. Footage by Location



8M
6M
4M
2M
0M
EU
US
Other Asia
China

- Manufacturing scale and cost leadership
- Footprint built for purpose

Innovation Leader

II-VI Global R&D Footprint



- ~2,450 patents and ~4,050 RD&E + S&M personnel
- Strong co-development program with customers

Virtuous cycle in technology leadership:

Strong investment in tech ⇨ rapid market entry and share gain ⇨ gain scale and drive cost leadership ⇨ further R&D investment

BainCapital

Source: IIVI 10-K filed on August 26, 2020

8

R&D Strength History of substantial investment in R&D, which will drive future growth Source: Company 10-K/Q filings and presentations LTM 12/31/2020 R&D Investment Point 3 Combined company on a PF basis will be the leader in R&D investment Historically, II-VI has demonstrated a strong ability to generate returns on R&D investment

Confidence in Synergies Source: Company filings, announcements and presentations Announced at signing Finisar Synergies Evolution (Incremental FY22 EBITDA) Announced Sept ‘20 Coherent Synergies Expectation (Incremental EBITDA 36 Months Post Close) Supply chain management Infeed – internal supply of enabling materials and components Global supply chain function savings More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies Sources of Synergies We have high conviction in management’s synergy view and take confidence in their Finisar experience and record Announced on Feb 12 Revised View (March 11)

Greater Diversification and Scale Source: public filings, Bain Capital analysis Public Peer FY20 Revenue Comparison Why scale and diversity matter: More stable profitability Multiple growth levers Higher R&D investments Manufacturing efficiency Better market intelligence Deeper customer relationships We believe the combined company will have a diverse set of profit pools, which will in turn create strategic benefits and a more stable earnings profile

Diversification and Scale Scale Revenue (CY20) $4.1B $2.3B $1.7B $1.2B Adj. EBITDA (CY20)2 $1.1B(1) $640M $625M $335M TEV (as of 3/15/21) $15B(3) $9B $7B $10B Exposures End sectors Sources: Revenue and EBITDA taken from latest 10K/Q for period ending 12/31/2020 End sectors taken from MKS Investor Presentation (2019), Lumentum FY2020 10-K, IPG 2020 10-K, Coherent FY 2020 10-K, II-VI FY 2020 10-K. Reflects proforma combined LTM EBITDA and includes $250 million of cost synergies EBITDA adjusted for stock based compensation and restructuring charges TEV reflects combined TEV of II-VI and Coherent as of March 15, 2021 Select peer set for illustrative purposes Combined company benefits from significantly greater scale than its peers

P/E Multiple 18-23x 21-26x 26-32x 28-33x 30-34x Revenue CY20 $11.3B $4.3B $5.5B $6.2B $3.1B $4.1B Adj. EBITDA CY20(1) (margin) $2.6B (23%) $1.3B (30%) $1.6B (28%) $1.4B (22%) $0.7B (22%) $1.1B(2) (27%) 2Y Fwd Revenue CAGR 10% 10% 8% 8% 6% 11%(4) R&D % of rev 8% 17% 7% 6% 6%(3) 11% Potential for Re-rating of Trading Multiple Industrial Tech Comparables Source: CapIQ historical trading multiples; public 10-K/Q for Revenue, Adj. EBITDA and R&D as of 12/31/2020; 2 Year Fwd Revenue CAGR from analyst consensus as of March 2021 (e.g., comparing FY23 to FY21) (1) EBITDA adjusted for stock based compensation and restructuring charges (2) Reflects proforma combined LTM EBITDA 12/31/2020 and includes $250 million of pro forma cost synergies (3) Teledyne includes R&D within SG&A, which is 6.35% of sales (4) For PF Combo, 2Y Fwd Growth is Growth rate of combined FY23 analyst consensus vs. combined FY21 analyst consensus Combination of II-VI and COHR is comparable to leading industrial tech firms and should command a similar multiple PF Combo

* Reflects proforma combined LTM EBITDA and includes $250 million of cost synergies Bain Capital Investment Details Up to $2.0B equity financing from Bain Capital in the form of preferred stock $750M initial investment committed for funding at signing ð 5% dividend, $85.00 conversion price $750M committed for funding at closing of the merger ð 5% dividend, $104.09 conversion price Up to an additional $500M available for growth ð 5% dividend, $93.58 conversion price Pro forma leverage of ~3.8x with synergies post-close*